Neuberger Berman Advisers Management Trust
Supplement to the Summary Prospectuses and Prospectuses, each dated May 1, 2015, and Statement of Additional Information, dated May 1, 2015, as amended June 17, 2015

Socially Responsive Portfolio

Arthur Moretti, co-portfolio manager to Socially Responsive Portfolio (the “Fund”) has announced his decision to retire from the asset management business in February 2016. Mr. Moretti will cease his portfolio management responsibilities at that time.

Ingrid Dyott will continue as co-Portfolio Manager of the Fund.

After Mr. Moretti’s retirement on February 5, 2016, Sajjad Ladiwala will become a co-portfolio manager to the Fund and Mamundi Subhas will remain Associate Portfolio Manager.

Effective February 5, 2016, the Fund’s prospectuses, summary prospectuses and statement of additional information will be revised as follows:

All references to Mr. Moretti are deleted in their entirety.

Additionally, effective February 5, 2016, the Fund’s prospectuses and summary prospectuses will be revised as follows:

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for the Fund is deleted in its entirety and replaced with the following:

The Fund is managed by co-Portfolio Managers Ingrid S. Dyott (Managing Director of NBM and NB LLC) and Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Associate Portfolio Manager Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Ms. Dyott has been a co-Portfolio Manager of the Fund since 2003. Mr. Ladiwala has been a co-Portfolio Manager of the Fund since February 2016 and before that was an Associate Portfolio Manager since 2003. Mr. Subhas has been an Associate Portfolio Manager since 2008.

(b) The last four paragraphs in the section titled “Portfolio Managers” in the prospectuses for the Fund are deleted in their entirety and replaced with the following:
Ingrid S. Dyott is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been co-Portfolio Manager of the Fund since 2003 and before that was an Associate Portfolio Manager of the Fund since 1997.
Sajjad S. Ladiwala, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been a co-Portfolio Manager of the Fund since February 2016 and before that was an Associate Portfolio Manager since 2003.
Mamundi Subhas, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Portfolio Manager of the Fund since 2008. He joined the firm in 2001.

The date of this supplement is September 10, 2015.

Please retain this supplement for future reference.
Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com